                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 17, 2002
                                                           ------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                   1-13794                 13-3818402
             --------                   -------                 ----------

  (State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
        of incorporation)                                 Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                  08401
-------------------------                                  -----

(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                   33-90786                13-3818407
             --------                   --------                ----------

  (State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
        of incorporation)                                 Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                  08401
-------------------------                                  -----

(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                            --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                  33-90786-01              13-3818405
             --------                  -----------              ----------

  (State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
        of incorporation)                                 Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                  08401
-------------------------                                  -----

(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

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Item 5. Other Events.

        Filed as an exhibit hereto is a News Release, dated May 17, 2002, issued by Trump Hotels & Casino Resorts, Inc.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.       Description
-----------       -----------

99.1              News Release, dated May 17, 2002, of Trump Hotels & Casino
                  Resorts, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRUMP HOTELS & CASINO RESORTS, INC.

Date: May 17, 2002                        By: /S/ JOHN P. BURKE
                                              -----------------
                                          Name:    John P. Burke
                                          Title:   Executive Vice President and
                                                   Corporate Treasurer

                                          TRUMP HOTELS & CASINO RESORTS
                                          HOLDINGS, L.P.

                                          By: Trump Hotels & Casino Resorts,
                                              Inc., its general partner

Date: May 17, 2002                        By: /S/ JOHN P. BURKE
                                              -----------------
                                          Name:    John P. Burke
                                          Title:   Executive Vice President and
                                                   Corporate Treasurer

                                          TRUMP HOTELS & CASINO RESORTS
                                          FUNDING, INC.

Date: May 17, 2002                        By: /S/ JOHN P. BURKE
                                              -----------------
                                          Name:    John P. Burke
                                          Title:   Executive Vice President and
                                                   Corporate Treasurer

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                                  EXHIBIT INDEX

Exhibit No.        Description                                          Page No.
-----------        -----------                                          --------

99.1               News Release, dated May 17, 2002, of Trump Hotels & Casino
                   Resorts, Inc.